UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2023

APTINYX INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38535	47-4626057
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Verdolino & Lowey, P.C. 124 Washington Street, Suite 101 Foxborough, MA	02035
(Address of registrant’s principal executive office)	(Zip code)

(508) 543-1720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	APTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

On June 30, 2023, Robert Hombach notified Aptinyx, Inc. (the “Company”) of his resignation as a member of the Company’s board of directors (the “Board”), effective immediately. Mr. Hombach’s resignation did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Officer Departure

On June 30, 2023, Andrew Kidd, stepped down from his position as interim chief executive officer and principal executive officer, principal financial officer and principal accounting officer of the Company.

Officer Appointment

On June 30, 2023, following Mr. Kidd’s resignation, Craig Jalbert was appointed principal executive officer, principal financial officer and principal accounting officer of the Company. As previously disclosed in the Company’s Form 8-K filed with the Securities and Exchange Commission on May 5, 2023, Mr. Jalbert will be compensated in the amount of $10,000 per month. Mr. Jalbert will be compensated in the amount of $50,000 per year for a period of three years following the filing of the certificate of dissolution with the Secretary of State of the State of Delaware. There is no arrangement or understanding pursuant to which Mr. Jalbert was appointed to be an officer of the Company. There are no family relationships between Mr. Jalbert and any director or executive officer of the Company, and Mr. Jalbert has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On June 30, 2023, at a special meeting of stockholders (the “Special Meeting”) of Aptinyx Inc. (the “Company”), the Company’s stockholders approved the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which authorizes the board of directors of the Company to liquidate and dissolve the Company in accordance with the Plan of Dissolution. The proposal is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 2, 2023.

The number of shares of common stock entitled to vote at the Special Meeting was 67,715,718. The number of shares of common stock present or represented by proxy at the Special Meeting was 35,078,510.

Stockholders approved the proposal, with 33,956,016 votes cast for, 1,061,642 votes cast against and 60,852 votes abstained. There were no broker non-votes regarding the proposal.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2023	APTINYX INC.

	By:	/s/ Craig Jalbert
Craig Jalbert
President